Exhibit 10.39

OIL AND GAS LEASE

(PAID UP)

AGREEMENT, made and entered into this 1st day of November, 2000 by and between Sandra Croley Cain, 2403 xxx xxx Tract, Lot#311, Longview, Texas 75604-1633, party of the first part, hereinafter called lessor (whether xxx xxx more), and Frank W Cole, 6130 Spring Valley, Dallas, Texas 75240, party of the second part, hereinafter called lessee.

WITNESSETH, That the said lessor, for and in consideration of TEN DOLLARS, cash in hand paid, receipt of which is hereby acknowledged and of the covenants and agreements hereinafter contained on the part of lessee to be paid, kept and performed, has granted, demised, leased and let and by these presents does grant, demise, lease and let unto the said lessee, for the sole and only purpose of exploring by geophysical and other methods, mining and operating for oil (including but not limited to distillate and condensate), gas (including casinghead gas and helium and all other constituents), and for laying pipe lines, and building tanks, powers, stations, and other structures thereon, to produce, save and take care of said products, all that certain tract of land, together with any reversionary rights therein, situated in the County of Titus, State of Texas described as follows, to-wit:

John Brown Survey, A-42, containing 30.00 acres, more or less.

It is agreed that this lease shall remain in force for a term of one year from date (herein call primary term) and as long thereafter as oil or gas, or either of them, is produced from said land by the lessee.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor free of cost, in the pipe line to which it may connect its wells, the one-eighth (1/8) part of all oil (including but not limited to condensate and distillate) produced and saved from the leased premises.

2nd. To pay lessor for gas of whatsoever nature or kind (with all its constituents) produced and sold or used off the leased premises, or used in the manufacture of products therefrom, one-eighth (1/8) of the gross products received for the gas sold, used off the premises, or in the manufacture of products therefrom, but in no event more than one-eighth (1/8) of the actual amount received by the lessee, said payments to be made monthly.

3rd. To pay lessor for gas produced from any oil well and used off the premises, or for the manufacture of casing-head gasoline or dry commercial gas, one-eighth (1/8) of the gross proceeds, at the mouth of the well, received by lessee for the gas during the time such gas shall be used, said payments to be made monthly.

If the lessee shall commence to drill a well or commence reworking operations on an existing well within the term of this lease or any extension thereof, or on an acreage pooled therewith, the lessee shall have the right to drill such well to completion or complete reworking operations with reasonable diligence and dispatch, and if oil and gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

Lessee is hereby granted the right at any time and from time to time to unitize the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the production primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 40 acres, or for the production primarily of gas with or without distillate more than 640 acres; provided that if any governmental regulation shall prescribe a spacing pattern of for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee may file written unit designations in the county in which the leased premises are located. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the production leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and xxx that in calculating the amount of any shut in gas royalties, only the part of the acreage originally leased and then xxx embraced by this lease shall be counted. In respect to production from the unit, Lessee shall pay Lessor, in lieu xxx xxx royalties, thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage of the unit.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided shall be paid to the lessor only in the proportion which his interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil, and water produced on said land for its operations thereon, except water from wells of lessor.

When requested by the lessor, lessee shall bury his pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises, without the written consent of the lessor.

Lessee shall pay for all damages caused by its operations to growing crops on said land.

Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either part hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns. However, no change or division in ownership of the land or royalties shall enlarge the obligations or diminish the rights of Lessee. No change in the ownership of the land or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

All express or implied covenants of this lease shall be subject to all Federal and State laws, Executive Orders, Rules and Regulations, and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or such failure is the result of any such Law, Order, Rule or Regulation.

This lease shall be effective as to each lessor on execution xxx those signing, notwithstanding some of the lessors above named may not join in the execution, hereof The word “Lessor” as used in this lease means the party or parties who execute this lease as Lessor, although not named above.

Lessee may at any time and from time to time surrender this lease as to any part or parts of the leased premises by delivering or mailing a release thereof to lessor, or by placing a release of record in the proper County.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof.

IN TESTIMONY WHEREOF, we sign this the 2nd day of June, 2002

/s/ Illegible
Lessor

CORPORATION ACKNOWLEDGEMENT

(Oklahoma Form)

STATE OF ___________________________________ COUNTY OF _______________________________________ss:

On this __________ day of ___________ A.D., 2000, before me, the undersigned, a Notary Public

xxx and for the county and state aforesaid, personally appeared ____________________________________________xxx to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as its ___________________ President and acknowledged to me that ____________ executed the same as ____________ free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

Given under my hand and seal the day and year last above written.

My commission expires: _________________________________ _____________________________ Notary Public When instrument is executed by a corporation, the corporate name must be shown and instrument signed by its President or Vice-President and attested by its Secretary or Assistant Secretary and the Corporate Seal affixed.

TEXAS ACKNOWLEDGEMENTS

THE STATE OF TEXAS, County of Titus, ss:

BEFORE ME, the undersigned, Notary Public in and for said County and State, on this day personalty

Appeared Sandra Cain known to me to be the same person ____ whose name ____ subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND and the seal of this office, this 2 day of June A.D., 2000

/s/ Bellinda Ann Watts

THE STATE OF TEXAS, County of ____________________________________, ss:

BEFORE ME, the undersigned, Notary Public in and for said County and State, on this day personally

Appeared ______________________________________________ wife of __________________________________

Known to me to be the person whose name is subscribed to the foregoing instrument, and having been examined by me privily and apart from her husband, and having the same fully explained to her, she, the said _________________________________ a knowledged such instrument to be her act and deed and declared that she had willingly signed the same for the purposes and consideration therein expressed, and that she did not wish to retract it.

GIVEN UNDER MY HAND and the seal of this office, this ________________ day of _________________ A.D., 2000

OIL AND GAS LEASE

FROM

Sandra Croley Cain

TO

Frank W Cole

Dated ____________________, 2000

John Brown Survey

A-42

Titus County, Texas

30.00 acres

STATE OF TEXAS

TITUS COUNTY

This instrument was filed for record on The                     day of                     , 2000 At                      o’clock                 M., and recorded in Book ______ of _____ at page _______ Fee $______________

County Clerk

By
Deputy

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